AMENDMENT TO TERM LOAN AGREEMENT

February 3, 2009

Oak Grove Commercial Mortgage LLC.
2177 Youngman Avenue
St. Paul, MN 55116

Ladies and Gentlemen:

This is to confirm the agreement of Oak Grove Commercial Mortgage, LLC (“Lender”) and MMA Financial Holdings, Inc. (“Borrower”) to amend the Term Loan Agreement dated as of December 18, 2008 between Borrower and Lender (the “Agreement”) as follows:

1. Section 2.1(b) of the Agreement is deleted and replaced with the following:

“(b) Subsequent Funding of Term Note. The Lender agrees, subject to the terms and conditions of this Agreement, and subject to the satisfaction of all the conditions in Section 3.2 of this Agreement, to make an additional advance to the Borrower on a date not later than March 31, 2009 specified by the Borrower on at least two Business Days’ prior notice to the Lender (the “Subsequent Funding Date”) in an original principal amount equal to Five Million Dollars ($5,000,000).

2. Section 3.2(b) of the Agreement is deleted and replaced with the following:

“(b) the Acquisition Agreement (as it may be amended from time to time) is in full force and effect on the Subsequent Funding Date and the transactions contemplated by the Acquisition Agreement have not yet then been consummated;”

3. Section 3.2(c) of the Agreement is deleted.

4 The Address for Notices for Oak Grove Commercial Mortgage, LLC on the signature page of the Agreement is as follows::

“Oak Grove Commercial Mortgage, LLC
2177 Youngman Avenue #300
St. Paul, Minnesota 55116
Telecopier: (651) 332-8505
Attention: David Williams and Kevin Filter”

5. Except as provided in paragraphs 1 to 4 above, the Agreement is in full force and effect and unamended.

Please sign a copy of this document, which, when it is signed by both the Borrower and the Lender, will constitute a binding agreement between them.

Very truly yours,

MMA Financial Holdings, Inc. (Borrower) By: /s/ Michael L. Falcone Name: Michael L. Falcone Title: President and CEO AGREED TO:
Oak Grove Commercial Mortgage, LLC (Lender) By: /s/ David A. Williams Name: David A. Williams Title: President and CEO

The undersigned guarantors acknowledge the foregoing amendment and agree that their liability and obligations as guarantors of the Borrower’s obligations under the Agreement is not in any way limited or impaired by reason of such amendment.

MMA Mortgage Investment Corporation

By: /s/ Michael L. Falcone
Name: Michael L. Falcone
Title: President and CEO

Municipal Mortgage & Equity, LLC

By: /s/ Michael L. Falcone
Name: Michael L. Falcone
Title: President and CEO